04:25:31 PM                                             EXHIBIT 99. 3


                      MBNA MASTER CREDIT CARD TRUST 92-2

                           KEY PERFORMANCE FACTORS
                                      June, 1996



        Scheduled Maturity                                        2/16/98


        Coupon                                                      6.20%


        Excess Protection Level
          3 Month Average                                           5.56%
        June, 1996                                                  5.52%
        May, 1996                                                   5.82%
        April, 1996                                                 5.35%


        Cash Yield                                                 17.98%


        Investor Charge Offs                                        3.77%


        Base Rate                                                   8.70%


        Over 35 Day Delinquency                                     4.25%


        Seller's Interest                                          21.46%


        Total Payment Rate                                         10.32%


        Total Principal Balance                         $8,997,920,307.50


        Investor Participation Amount                     $500,000,000.00


        Seller Participation Amount                     $1,931,253,640.81